Lincoln Financial Group

Statistical Supplement

First Quarter 2024

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Select Earnings Drivers By Segment	7
Sales By Segment	8
Operating Revenues and General and Administrative Expenses By Segment	9
Operating Commissions and Other Expenses	10
Select Earnings and Operational Data from Business Segments
Annuities	11
Life Insurance	12
Group Protection	13
Retirement Plan Services	14
Other Operations	15
DAC & Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	16
Account Balance Roll Forwards:
Annuities	17
Life Insurance	18
Retirement Plan Services	19
Investment Information
Fixed-Income Asset Class	20
Fixed-Income Credit Quality	21
GAAP to Non-GAAP Reconciliations
Select GAAP to Non-GAAP Reconciliations	22-24

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 22.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)
from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.
Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedged instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”).
Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Page 1b

Lincoln Financial Group
Notes

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 1b for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Indexed variable annuities are referred to as registered index-linked annuities (“RILA”).

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated May 2, 2024, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1c

Lincoln Financial Group
Credit Ratings

Ratings as of May 2, 2024
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Revenues
Insurance premiums	$1,579	$1,612	$1,566	$(1,086)	$1,601	1.4%
Fee income	1,379	1,365	1,363	1,361	1,324	-4.0%
Net investment income	1,466	1,508	1,494	1,411	1,346	-8.2%
Realized gain (loss)	(828)	(1,784)	(453)	(1,245)	(434)	47.6%
Amortization of deferred gain (loss) on business
sold through reinsurance	9	9	15	4	(12)	NM
Other revenues	209	219	218	255	291	39.2%
Total revenues	3,814	2,929	4,203	700	4,116	7.9%

Expenses
Benefits	2,291	2,192	2,152	(497)	2,003	-12.6%
Interest credited	785	808	831	824	822	4.7%
Market risk benefit (gain) loss	619	(2,023)	(1,428)	568	(1,907)	NM
Policyholder liability remeasurement (gain) loss	(118)	(110)	159	(84)	(12)	89.8%
Commissions and other expenses	1,324	1,376	1,371	1,421	1,601	20.9%
Interest and debt expense	83	84	84	81	81	-2.4%
Total expenses	4,984	2,327	3,169	2,313	2,588	-48.1%
Income (loss) before taxes	(1,170)	602	1,034	(1,613)	1,528	230.6%
Federal income tax expense (benefit)	(289)	91	181	(378)	306	205.9%
Net income (loss)	(881)	511	853	(1,235)	1,222	238.7%
Preferred stock dividends declared	(25)	(11)	(34)	(11)	(34)	-36.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(3)	2	—	—	3	200.0%
Net income (loss) available to common
stockholders – diluted	$(909)	$502	$819	$(1,246)	$1,191	231.0%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(5.37)	$2.94	$4.79	$(7.35)	$6.93	229.1%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$80,448	$79,307	$76,001	$69,657	$68,533	-14.8%
U.S. government bonds	383	371	373	393	391	2.1%
State and municipal bonds	5,257	5,074	4,770	2,790	2,743	-47.8%
Foreign government bonds	309	281	273	283	263	-14.9%
Residential mortgage-backed securities	2,050	2,015	1,928	1,773	1,760	-14.1%
Commercial mortgage-backed securities	1,671	1,684	1,701	1,424	1,484	-11.2%
Asset-backed securities	11,458	11,793	12,393	12,171	12,349	7.8%
Hybrid and redeemable preferred securities	360	365	365	247	241	-33.1%
Total fixed maturity AFS securities, net of allowance for credit losses	101,936	100,890	97,804	88,738	87,764	-13.9%
Trading securities	3,266	2,943	2,788	2,359	2,227	-31.8%
Equity securities	414	403	383	306	319	-22.9%
Mortgage loans on real estate, net of allowance for credit losses	18,327	18,460	18,751	18,963	19,266	5.1%
Policy loans	2,383	2,423	2,428	2,476	2,476	3.9%
Derivative investments	4,005	5,155	5,790	6,474	8,394	109.6%
Other investments	3,892	4,195	4,551	5,015	5,256	35.0%
Total investments	134,223	134,469	132,495	124,331	125,702	-6.3%
Cash and invested cash	3,766	3,768	2,529	3,365	4,122	9.5%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,277	12,316	12,341	12,397	12,405	1.0%
Reinsurance recoverables, net of allowance for credit losses	19,827	19,571	18,924	29,843	29,461	48.6%
Deposit assets, net of allowance for credit losses	12,249	12,308	12,494	28,789	28,904	136.0%
Market risk benefit assets	3,445	3,906	4,108	3,894	4,878	41.6%
Accrued investment income	1,277	1,277	1,372	1,082	1,127	-11.7%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	6,682	6,798	7,351	9,311	9,413	40.9%
Separate account assets	148,421	153,246	145,810	158,257	166,225	12.0%
Total assets	$343,311	$348,803	$338,568	$372,413	$383,381	11.7%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$116,167	$117,598	$117,210	$120,737	$122,300	5.3%
Future contract benefits	39,757	39,711	39,362	39,864	38,848	-2.3%
Funds withheld reinsurance liabilities	5,517	5,244	5,006	17,641	17,486	216.9%
Market risk benefit liabilities	1,976	1,548	1,385	1,716	1,266	-35.9%
Deferred front-end loads	5,291	5,494	5,695	5,901	6,099	15.3%
Payables for collateral on investments	6,803	7,062	8,046	8,105	10,117	48.7%
Short-term debt	500	500	—	250	503	0.6%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,107	5,087	5,038	4,832	4,859	-4.9%
Other liabilities	6,173	6,627	6,950	7,350	7,265	17.7%
Separate account liabilities	148,421	153,246	145,810	158,257	166,225	12.0%
Total liabilities	336,579	342,984	335,369	365,520	375,835	11.7%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,560	4,575	4,591	4,605	4,624	1.4%
Retained earnings	4,940	5,362	6,102	4,778	5,887	19.2%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(6,754)	(7,267)	(10,163)	(4,813)	(4,940)	26.9%
Market risk benefit non-performance risk gain (loss)	2,766	1,842	998	1,070	606	-78.1%
Policyholder liability discount rate remeasurement gain (loss)	545	657	1,021	587	703	29.0%
Foreign currency translation adjustment	(31)	(26)	(32)	(26)	(27)	12.9%
Funded status of employee benefit plans	(280)	(310)	(304)	(294)	(293)	-4.6%
Total accumulated other comprehensive income (loss)	(3,754)	(5,104)	(8,480)	(3,476)	(3,951)	-5.2%
Total stockholders’ equity	6,732	5,819	3,199	6,893	7,546	12.1%
Total liabilities and stockholders’ equity	$343,311	$348,803	$338,568	$372,413	$383,381	11.7%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Income (Loss)
Net income (loss)	$(881)	$511	$853	$(1,235)	$1,222	238.7%
Pre-tax adjusted income (loss) from operations	310	403	47	276	115	-62.9%
After-tax adjusted income (loss) from operations (1)	288	354	73	258	105	-63.5%
Adjusted operating tax rate	7.2%	12.2%	-56.2%	6.7%	8.7%
Adjusted income (loss) from operations available to
common stockholders	260	343	39	246	71	-72.7%

ROE
Net income (loss) ROE	-59.6%	32.6%	75.7%	-97.9%	67.7%
Adjusted income (loss) from operations available to
common stockholders, excluding AOCI and preferred
stock ROE	10.4%	14.1%	1.5%	9.8%	2.9%
Adjusted income (loss) from operations ROE (4)	9.3%	12.4%	1.4%	9.0%	2.6%

Per Common Share
Net income (loss) (diluted)	$(5.37)	$2.94	$4.79	$(7.35)	$6.93	229.1%
Adjusted income (loss) from operations (diluted) (2)	1.52	2.02	0.23	1.45	0.41	-73.0%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%

Book Value Per Common Share
Book value per share	$33.89	$28.49	$13.04	$34.81	$38.46	13.5%
Book value per share, excluding AOCI (3)	56.04	58.58	63.03	55.30	61.63	10.0%
Adjusted book value per share (3)(4)	66.05	64.37	63.53	64.97	65.01	-1.6%

Common Shares
End-of-period – basic	169.5	169.6	169.7	169.7	170.5	0.6%
Average for the period – basic	169.4	169.6	169.6	169.7	170.0	0.4%
End-of-period – diluted	170.5	170.0	171.0	170.6	171.7	0.7%
Average for the period – diluted	170.5	169.9	170.9	170.4	171.1	0.4%

(1) See reconciliation to net income (loss) on page 22.
(2) See reconciliation to earnings (loss) per common share - diluted on page 23.
(3) See reconciliation to stockholders’ equity and book value per common share on page 24.
(4) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, were not meaningful.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Cash Returned to Common Stockholders – Common Dividends	$76	$76	$76	$76	$76	0.0%

Cash Returned to Preferred Stockholders – Preferred Dividends	$25	$11	$34	$11	$34	36.0%

Leverage Ratio
Short-term debt	$500	$500	$—	$250	$503	0.6%
Long-term debt	5,974	5,954	5,905	5,699	5,726	-4.2%
Total debt (1)	6,474	6,454	5,905	5,949	6,229	-3.8%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,460	7,440	6,891	6,935	7,215	-3.3%

Less:
Operating debt (2)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	500	500	—	—	300	-40.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	182	161	111	154	133	-26.9%
Total numerator	$5,116	$5,117	$5,118	$5,119	$5,120	0.1%
Adjusted stockholders’ equity (3)	$11,197	$10,918	$10,778	$11,023	$11,087	-1.0%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,116	5,117	5,118	5,119	5,120	0.1%
Total denominator	$17,108	$16,830	$16,691	$16,937	$17,002	-0.6%

Leverage ratio	29.9%	30.4%	30.7%	30.2%	30.1%

Holding Company Available Liquidity (4)	$954	$957	$455	$458	$766	-19.7%

(1) Excludes obligations under finance leases and certain financing arrangements of $602 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) See reconciliation to stockholders’ equity on page 24.
(4) Includes pre-funding of upcoming debt maturities.

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Annuities
Operating revenues	$1,141	$1,190	$1,197	$(525)	$1,269	11.2%
Deposits	3,164	2,560	2,737	4,359	2,849	-10.0%
Net flows	(331)	(1,108)	(874)	285	(1,993)	NM
Average account balances, net of reinsurance	146,331	148,260	151,312	147,419	155,291	6.1%
Alternative investment income (1)	3	6	4	4	2	-33.3%

Life Insurance
Operating revenues	$1,757	$1,760	$1,723	$1,667	$1,541	-12.3%
Deposits	1,320	1,333	1,272	1,458	1,208	-8.5%
Net flows	852	932	821	1,013	741	-13.0%
Average account balances, net of reinsurance	49,100	50,049	50,130	45,608	42,280	-13.9%
Average in-force face amount	1,075,614	1,081,795	1,085,253	1,087,535	1,087,405	1.1%
Alternative investment income (1)	46	68	44	49	74	60.9%

Group Protection
Operating revenues	$1,388	$1,400	$1,388	$1,387	$1,425	2.7%
Insurance premiums	1,251	1,263	1,251	1,250	1,285	2.7%
Alternative investment income (1)	2	3	2	2	1	-50.0%

Retirement Plan Services
Operating revenues	$328	$334	$327	$322	$322	-1.8%
Deposits	3,209	2,897	2,700	2,972	3,802	18.5%
Net flows	535	201	(272)	(332)	391	-26.9%
Average account balances	91,457	94,099	96,473	96,045	103,240	12.9%
Alternative investment income (1)	2	3	2	3	1	-50.0%

Consolidated
Adjusted operating revenues (2)	$4,657	$4,730	$4,673	$1,967	$4,584	-1.6%
Deposits	7,693	6,790	6,709	8,789	7,859	2.2%
Net flows	1,056	25	(325)	959	(861)	NM
Average account balances, net of reinsurance	286,888	292,408	297,915	289,072	300,811	4.9%
Alternative investment income (1)	53	80	52	58	78	47.2%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 23.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Sales
Annuities:
RILA	$1,147	$1,123	$1,069	$986	$942	-17.9%
Other variable without GLBs	255	341	359	362	388	52.2%
Other variable with GLBs	445	494	530	579	546	22.7%
Total variable	1,847	1,958	1,958	1,927	1,876	1.6%
Fixed	1,317	624	770	2,438	971	-26.3%
Total Annuities	$3,164	$2,582	$2,728	$4,365	$2,847	-10.0%

Life Insurance:
IUL/UL	$34	$28	$23	$34	$18	-47.1%
MoneyGuard®	21	23	27	27	24	14.3%
VUL	30	34	29	38	23	-23.3%
Term	30	26	23	21	19	-36.7%
Executive Benefits	15	12	42	24	7	-53.3%
Total Life Insurance	$130	$123	$144	$144	$91	-30.0%

Group Protection:
Life	$82	$54	$30	$167	$85	3.7%
Disability	40	36	32	204	51	27.5%
Dental	6	6	9	27	8	33.3%
Total Group Protection	$128	$96	$71	$398	$144	12.5%
Percent employee-paid	70.3%	54.8%	48.8%	33.8%	70.4%

Retirement Plan Services:
First-year sales	$736	$819	$464	$874	$1,127	53.1%
Recurring deposits	2,473	2,078	2,236	2,098	2,675	8.2%
Total Retirement Plan Services	$3,209	$2,897	$2,700	$2,972	$3,802	18.5%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Operating Revenues
Annuities	$1,141	$1,190	$1,197	$(525)	$1,269	11.2%
Life Insurance	1,757	1,760	1,723	1,667	1,541	-12.3%
Group Protection	1,388	1,400	1,388	1,387	1,425	2.7%
Retirement Plan Services	328	334	327	322	322	-1.8%
Other Operations	43	46	38	(884)	27	-37.2%
Total segment operating revenues	$4,657	$4,730	$4,673	$1,967	$4,584	-1.6%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$123	$135	$138	$131	$134	8.9%
Life Insurance	134	136	138	143	130	-3.0%
Group Protection	191	191	191	191	187	-2.1%
Retirement Plan Services	79	81	81	84	81	2.5%
Other Operations	38	75	70	85	229	NM
Total	$565	$618	$618	$635	$762	34.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.8%	11.3%	11.5%	NM	10.6%
Life Insurance	7.6%	7.7%	8.0%	8.6%	8.5%
Group Protection	13.8%	13.6%	13.8%	13.8%	13.1%
Retirement Plan Services	24.0%	24.3%	24.9%	26.1%	25.3%
Other Operations	90.0%	162.1%	177.3%	NM	838.2%
Total	12.1%	13.1%	13.2%	32.2%	16.6%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$617	$672	$672	$693	$813	31.8%
Commissions	615	617	603	651	639	3.9%
Taxes, licenses and fees	94	81	96	81	94	0.0%
Interest and debt expense	83	84	84	81	81	-2.4%
Expenses associated with reserve financing
and letters of credit	30	27	28	29	30	0.0%
Total adjusted operating commissions and other
expenses incurred	1,439	1,481	1,483	1,535	1,657	15.1%

Less Amounts Capitalized
General and administrative expenses	(52)	(54)	(54)	(58)	(51)	1.9%
Commissions	(241)	(240)	(223)	(259)	(205)	14.9%
Taxes, licenses and fees	(9)	(8)	(8)	(8)	(9)	0.0%
Total amounts capitalized	(302)	(302)	(285)	(325)	(265)	12.3%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,137	1,179	1,198	1,210	1,392	22.4%

Amortization
Amortization of DAC, VOBA and other intangibles	268	271	270	271	271	1.1%
Total operating commissions and other expenses	$1,405	$1,450	$1,468	$1,481	$1,663	18.4%

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums (1)	$38	$54	$24	$(1,700)	$26	-31.6%
Fee income (2)	540	546	557	552	580	7.4%
Net investment income	421	437	451	425	420	-0.2%
Amortization of deferred gain (loss) on
business sold through reinsurance	5	5	11	10	5	0.0%
Other revenues	137	148	154	188	238	73.7%
Total operating revenues	1,141	1,190	1,197	(525)	1,269	11.2%
Operating expenses:
Benefits (1)	63	69	45	(1,683)	27	-57.1%
Interest credited	278	306	330	338	354	27.3%
Policyholder liability remeasurement (gain) loss	(1)	(1)	19	(15)	—	100.0%
Commissions incurred	240	240	238	252	254	5.8%
Other expenses incurred	251	257	276	265	309	23.1%
Amounts capitalized	(98)	(100)	(102)	(110)	(98)	0.0%
Amortization	108	109	109	107	106	-1.9%
Total operating expenses	841	880	915	(846)	952	13.2%
Income (loss) from operations before taxes	300	310	282	321	317	5.7%
Federal income tax expense (benefit)	26	39	34	42	58	123.1%
Income (loss) from operations	$274	$271	$248	$279	$259	-5.5%

Effective Federal Income Tax Rate	8.6%	12.6%	12.0%	12.9%	18.5%

Return on Average Account Balances	75	73	66	76	67	(8)

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$21,841	$24,407	$25,006	$27,533	$30,100	37.8%
Other variable account balances without GLBs	42,983	44,381	42,196	45,499	47,657	10.9%
Other variable account balances with GLBs	67,274	68,460	64,754	69,458	71,822	6.8%
Fixed account balances	15,053	14,828	14,694	10,336	10,214	-32.1%
Total account balances	$147,151	$152,076	$146,650	$152,826	$159,793	8.6%
Percent variable account balances with GLBs	45.7%	45.0%	44.2%	45.4%	44.9%

Fee Income, Gross of Hedge Allowance	$745	$750	$758	$752	$780	4.7%
Net Investment Income, Net of Reinsurance (3)	376	396	409	385	390	3.7%
Interest Credited, Net of Reinsurance (3)	224	247	270	255	245	9.4%

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.
(2) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(3) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$285	$293	$289	$295	$288	1.1%
Fee income	776	753	739	741	672	-13.4%
Net investment income	687	707	689	629	581	-15.4%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%
Amortization of deferred gain (loss) on
business sold through reinsurance	4	4	4	(6)	(19)	NM
Other revenues	7	5	4	10	21	200.0%
Total operating revenues	1,757	1,760	1,723	1,667	1,541	-12.3%
Operating expenses:
Benefits	1,152	1,073	1,129	1,083	928	-19.4%
Interest credited	328	325	325	312	294	-10.4%
Policyholder liability remeasurement (gain) loss	(13)	14	183	(37)	59	NM
Commissions incurred	148	143	129	150	113	-23.6%
Other expenses incurred	216	216	215	223	204	-5.6%
Amounts capitalized	(174)	(170)	(152)	(175)	(133)	23.6%
Amortization	123	124	123	125	126	2.4%
Total operating expenses	1,780	1,725	1,952	1,681	1,591	-10.6%
Income (loss) from operations before taxes	(23)	35	(229)	(14)	(50)	NM
Federal income tax expense (benefit)	(10)	2	(56)	(8)	(15)	-50.0%
Income (loss) from operations	$(13)	$33	$(173)	$(6)	$(35)	NM

Effective Federal Income Tax Rate	45.0%	6.6%	24.2%	59.7%	29.7%

Average Account Balances, Net of Reinsurance	$49,100	$50,049	$50,130	$45,608	$42,280	-13.9%

In-Force Face Amount
UL and other	$364,101	$364,633	$364,586	$365,938	$365,507	0.4%
Term insurance	715,495	719,361	721,927	722,620	720,745	0.7%
Total in-force face amount	$1,079,596	$1,083,994	$1,086,513	$1,088,558	$1,086,252	0.6%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,251	$1,263	$1,251	$1,250	$1,285	2.7%
Net investment income	85	85	84	85	85	0.0%
Other revenues	52	52	53	52	55	5.8%
Total operating revenues	1,388	1,400	1,388	1,387	1,425	2.7%
Operating expenses:
Benefits	1,037	1,019	979	984	1,030	-0.7%
Interest credited	1	1	1	1	1	0.0%
Policyholder liability remeasurement (gain) loss	(100)	(121)	(39)	(28)	(67)	33.0%
Commissions incurred	106	112	109	119	109	2.8%
Other expenses incurred	248	246	245	246	246	-0.8%
Amounts capitalized	(25)	(28)	(26)	(34)	(29)	-16.0%
Amortization	32	33	33	34	34	6.3%
Total operating expenses	1,299	1,262	1,302	1,322	1,324	1.9%
Income (loss) from operations before taxes	89	138	86	65	101	13.5%
Federal income tax expense (benefit)	18	29	18	13	21	16.7%
Income (loss) from operations	$71	$109	$68	$52	$80	12.7%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Loss Ratios by Product Line
Life	80.4%	71.6%	76.8%	67.2%	76.1%
Disability	71.4%	70.7%	74.1%	83.1%	74.2%
Dental	76.4%	76.9%	75.9%	75.4%	76.5%
Total	75.0%	71.3%	75.2%	76.6%	75.0%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$64	$65	$66	$67	$70	9.4%
Net investment income	255	259	251	248	244	-4.3%
Other revenues	9	10	10	7	8	-11.1%
Total operating revenues	328	334	327	322	322	-1.8%
Operating expenses:
Interest credited	167	168	165	164	166	-0.6%
Commissions incurred	21	21	22	22	23	9.5%
Other expenses incurred	89	90	90	93	92	3.4%
Amounts capitalized	(5)	(5)	(5)	(6)	(5)	0.0%
Amortization	5	5	5	5	5	0.0%
Total operating expenses	277	279	277	278	281	1.4%
Income (loss) from operations before taxes	51	55	50	44	41	-19.6%
Federal income tax expense (benefit)	8	8	7	6	5	-37.5%
Income (loss) from operations	$43	$47	$43	$38	$36	-16.3%

Effective Federal Income Tax Rate	16.4%	14.9%	13.9%	13.2%	12.9%

Return on Average Account Balances	19	20	18	16	14	(5)

Pre-tax Net Margin	31.8%	33.5%	31.2%	27.8%	26.5%

Net Flows by Market
Small Market	$148	$99	$21	$115	$(32)	NM
Mid - Large Market	711	408	83	78	847	19.1%
Multi-Fund® and Other	(324)	(306)	(376)	(525)	(424)	-30.9%

Net Flows – Trailing Twelve Months	$2,304	$1,592	$515	$132	$(12)	NM

Base Spreads, Excluding Variable
Investment Income (1)	1.14%	1.18%	1.10%	1.09%	1.02%	(12)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Other Operations
Operating revenues:
Insurance premiums (1)	$5	$2	$1	$(930)	$2	-60.0%
Net investment income	35	38	37	37	16	-54.3%
Amortization of deferred gain (loss) on
business sold through reinsurance	—	—	—	1	2	NM
Other revenues	3	6	—	8	7	133.3%
Total operating revenues	43	46	38	(884)	27	-37.2%
Operating expenses:
Benefits (1)	20	14	17	(918)	6	-70.0%
Interest credited	10	9	9	9	9	-10.0%
Policyholder liability remeasurement (gain) loss	—	1	(5)	—	(1)	NM
Commissions and other expenses	37	73	75	84	226	NM
Interest and debt expense	83	84	84	81	81	-2.4%
Total operating expenses	150	181	180	(744)	321	114.0%
Income (loss) from operations before taxes	(107)	(135)	(142)	(140)	(294)	NM
Federal income tax expense (benefit)	(20)	(29)	(29)	(35)	(59)	NM
Income (loss) from operations	$(87)	$(106)	$(113)	$(105)	$(235)	NM

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.

DAC & Account Balance Roll Forwards

Lincoln
Financial Group®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,235	$12,277	$12,316	$12,341	$12,397	1.3%
Business acquired (sold) through reinsurance	—	—	—	(11)	—	NM
Deferrals	306	304	289	333	274	-10.5%
Operating amortization	(264)	(265)	(264)	(266)	(266)	-0.8%
Balance as of end-of-period	$12,277	$12,316	$12,341	$12,397	$12,405	1.0%

DFEL
Balance as of beginning-of-period	$5,091	$5,291	$5,494	$5,695	$5,901	15.9%
Deferrals	268	274	275	281	272	1.5%
Operating amortization	(68)	(71)	(74)	(75)	(74)	-8.8%
Balance as of end-of-period	$5,291	$5,494	$5,695	$5,901	$6,099	15.3%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,519	$5,389	$5,250	$5,132	$4,981	-9.7%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$107,627	$110,264	$112,848	$106,957	$114,963	6.8%
Gross deposits	700	835	889	941	934	33.4%
Full surrenders and deaths	(1,527)	(1,543)	(1,559)	(1,714)	(2,145)	-40.5%
Other contract benefits	(979)	(993)	(984)	(1,147)	(1,130)	-15.4%
Net flows	(1,806)	(1,701)	(1,654)	(1,920)	(2,341)	-29.6%
Policyholder assessments	(623)	(626)	(630)	(624)	(644)	-3.4%
Change in market value and reinvestment	5,066	4,911	(3,607)	10,550	7,507	48.2%
Balance as of end-of-period, gross	110,264	112,848	106,957	114,963	119,485	8.4%
Account balances reinsured	(7)	(7)	(7)	(6)	(6)	14.3%
Balance as of end-of-period, net	$110,257	$112,841	$106,950	$114,957	$119,479	8.4%

RILA
Balance as of beginning-of-period	$20,130	$21,841	$24,407	$25,006	$27,533	36.8%
Gross deposits	1,147	1,123	1,069	986	942	-17.9%
Full surrenders and deaths	(65)	(78)	(105)	(103)	(112)	-72.3%
Other contract benefits	(35)	(23)	(20)	(45)	(45)	-28.6%
Net flows	1,047	1,022	944	838	785	-25.0%
Policyholder assessments	(1)	(2)	(2)	(3)	(3)	NM
Change in market value and reinvestment	125	163	190	213	247	97.6%
Change in fair value of embedded derivative instruments	540	1,383	(533)	1,479	1,538	184.8%
Balance as of end-of-period, gross	$21,841	$24,407	$25,006	$27,533	$30,100	37.8%

Page 17a

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Fixed Annuities
Balance as of beginning-of-period	$23,365	$24,019	$23,813	$23,681	$25,355	8.5%
Gross deposits	1,317	602	779	2,432	973	-26.1%
Full surrenders and deaths	(728)	(864)	(782)	(878)	(1,213)	-66.6%
Other contract benefits	(161)	(167)	(161)	(187)	(197)	-22.4%
Net flows	428	(429)	(164)	1,367	(437)	NM
Policyholder assessments	(15)	(14)	(13)	(15)	(17)	-13.3%
Reinvested interest credited	154	159	158	172	183	18.8%
Change in fair value of embedded derivative instruments	87	78	(113)	150	78	-10.3%
Balance as of end-of-period, gross	24,019	23,813	23,681	25,355	25,162	4.8%
Account balances reinsured	(8,966)	(8,985)	(8,987)	(15,019)	(14,948)	-66.7%
Balance as of end-of-period, net	$15,053	$14,828	$14,694	$10,336	$10,214	-32.1%

Total
Balance as of beginning-of-period	$151,122	$156,124	$161,068	$155,644	$167,851	11.1%
Gross deposits	3,164	2,560	2,737	4,359	2,849	-10.0%
Full surrenders and deaths	(2,320)	(2,485)	(2,446)	(2,695)	(3,470)	-49.6%
Other contract benefits	(1,175)	(1,183)	(1,165)	(1,379)	(1,372)	-16.8%
Net flows	(331)	(1,108)	(874)	285	(1,993)	NM
Policyholder assessments	(639)	(642)	(645)	(642)	(664)	-3.9%
Change in market value, reinvestment and interest credited	5,345	5,233	(3,259)	10,935	7,937	48.5%
Change in fair value of embedded derivative instruments	627	1,461	(646)	1,629	1,616	157.7%
Balance as of end-of-period, gross	156,124	161,068	155,644	167,851	174,747	11.9%
Account balances reinsured	(8,973)	(8,992)	(8,994)	(15,025)	(14,954)	-66.7%
Balance as of end-of-period, net	$147,151	$152,076	$146,650	$152,826	$159,793	8.6%

Page 17b

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
General Account
Balance as of beginning-of-period	$37,694	$37,533	$37,458	$37,217	$37,180	-1.4%
Gross deposits	926	907	915	1,006	850	-8.2%
Withdrawals and deaths	(393)	(323)	(378)	(359)	(364)	7.4%
Net flows	533	584	537	647	486	-8.8%
Transfers between general and separate accounts	32	44	14	7	38	18.8%
Policyholder assessments	(1,128)	(1,120)	(1,124)	(1,140)	(1,124)	0.4%
Reinvested interest credited	373	371	370	366	365	-2.1%
Change in fair value of embedded derivative instruments	29	46	(38)	83	61	110.3%
Balance as of end-of-period, gross	37,533	37,458	37,217	37,180	37,006	-1.4%
Account balances reinsured	(5,525)	(5,527)	(5,503)	(15,777)	(15,607)	NM
Balance as of end-of-period, net	$32,008	$31,931	$31,714	$21,403	$21,399	-33.1%

Separate Account
Balance as of beginning-of-period	$20,920	$22,162	$23,409	$22,642	$25,150	20.2%
Gross deposits	394	426	357	452	358	-9.1%
Withdrawals and deaths	(75)	(78)	(73)	(86)	(103)	-37.3%
Net flows	319	348	284	366	255	-20.1%
Transfers between general and separate accounts	(32)	(44)	(12)	(7)	(37)	-15.6%
Policyholder assessments	(238)	(238)	(238)	(250)	(246)	-3.4%
Change in market value and reinvestment	1,193	1,181	(801)	2,399	1,885	58.0%
Balance as of end-of-period, gross	22,162	23,409	22,642	25,150	27,007	21.9%
Account balances reinsured	(4,606)	(4,805)	(4,632)	(5,062)	(5,338)	-15.9%
Balance as of end-of-period, net	$17,556	$18,604	$18,010	$20,088	$21,669	23.4%

Total
Balance as of beginning-of-period	$58,614	$59,695	$60,867	$59,859	$62,330	6.3%
Gross deposits	1,320	1,333	1,272	1,458	1,208	-8.5%
Withdrawals and deaths	(468)	(401)	(451)	(445)	(467)	0.2%
Net flows	852	932	821	1,013	741	-13.0%
Transfers between general and separate accounts	—	—	2	—	1
Policyholder assessments	(1,366)	(1,358)	(1,362)	(1,390)	(1,370)	-0.3%
Change in market value and reinvestment	1,566	1,552	(431)	2,765	2,250	43.7%
Change in fair value of embedded derivative instruments	29	46	(38)	83	61	110.3%
Balance as of end-of-period, gross	59,695	60,867	59,859	62,330	64,013	7.2%
Account balances reinsured	(10,131)	(10,332)	(10,135)	(20,839)	(20,945)	NM
Balance as of end-of-period, net	$49,564	$50,535	$49,724	$41,491	$43,068	-13.1%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
General Account
Balance as of beginning-of-period	$25,138	$24,994	$24,430	$24,099	$23,784	-5.4%
Gross deposits	701	616	709	750	790	12.7%
Withdrawals	(1,113)	(981)	(1,168)	(1,233)	(1,203)	-8.1%
Net flows	(412)	(365)	(459)	(483)	(413)	-0.2%
Transfers between fixed and variable accounts	103	(363)	(38)	2	50	-51.5%
Policyholder assessments	(3)	(3)	(3)	(3)	(3)	0.0%
Reinvested interest credited	168	167	169	169	168	0.0%
Balance as of end-of-period	$24,994	$24,430	$24,099	$23,784	$23,586	-5.6%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$63,592	$67,985	$72,156	$69,834	$77,201	21.4%
Gross deposits	2,508	2,281	1,991	2,222	3,012	20.1%
Withdrawals	(1,561)	(1,715)	(1,804)	(2,071)	(2,208)	-41.4%
Net flows	947	566	187	151	804	-15.1%
Transfers between fixed and variable accounts	(104)	370	42	(10)	(34)	67.3%
Policyholder assessments	(58)	(60)	(62)	(62)	(64)	-10.3%
Change in market value and reinvestment	3,608	3,295	(2,489)	7,288	5,319	47.4%
Balance as of end-of-period	$67,985	$72,156	$69,834	$77,201	$83,226	22.4%

Total
Balance as of beginning-of-period	$88,730	$92,979	$96,586	$93,933	$100,985	13.8%
Gross deposits	3,209	2,897	2,700	2,972	3,802	18.5%
Withdrawals	(2,674)	(2,696)	(2,972)	(3,304)	(3,411)	-27.6%
Net flows	535	201	(272)	(332)	391	-26.9%
Transfers between fixed and variable accounts	(1)	7	4	(8)	16	NM
Policyholder assessments	(61)	(63)	(65)	(65)	(67)	-9.8%
Change in market value and reinvestment	3,776	3,462	(2,320)	7,457	5,487	45.3%
Balance as of end-of-period	$92,979	$96,586	$93,933	$100,985	$106,812	14.9%

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 3/31/2023		As of 12/31/2023		As of 3/31/2024
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$17,548	15.8%	$13,510	15.2%	$12,695	14.9%
Basic industry	4,187	3.8%	2,986	3.3%	2,870	3.4%
Capital goods	7,205	6.5%	5,569	6.2%	5,364	6.3%
Communications	4,233	3.8%	3,110	3.5%	2,827	3.3%
Consumer cyclical	5,804	5.2%	5,268	5.8%	5,240	6.1%
Consumer non-cyclical	16,886	15.2%	13,458	15.1%	12,613	14.8%
Energy	4,719	4.3%	2,776	3.1%	2,569	3.0%
Technology	5,687	5.1%	4,376	4.9%	4,124	4.8%
Transportation	3,600	3.2%	3,233	3.6%	3,092	3.6%
Industrial other	2,338	2.1%	2,107	2.4%	2,068	2.4%
Utilities	14,246	12.8%	11,613	13.0%	11,099	13.0%
Government-related entities	1,807	1.6%	1,278	1.4%	1,204	1.4%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,851	1.7%	1,505	1.7%	1,468	1.7%
Non-agency backed	363	0.3%	332	0.4%	318	0.3%
Commercial mortgage-backed securities ("CMBS")	1,905	1.7%	1,546	1.7%	1,557	1.8%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,690	7.8%	8,325	9.3%	8,163	9.5%
Other ABS	3,455	3.1%	4,220	4.7%	4,444	5.2%
Municipals	5,386	4.8%	2,973	3.3%	2,777	3.2%
United States and foreign government	733	0.9%	731	1.1%	724	1.0%
Hybrid & redeemable preferred securities	362	0.3%	237	0.3%	226	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	111,005	100.0%	89,153	100.0%	85,442	100.0%
Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	530		626		540
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	313		275		277
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	111,848		90,054		86,259
Modified coinsurance and funds withheld investments	3,570		10,215		13,988
Total fixed maturity AFS, trading and equity securities	$115,418		$100,269		$100,247

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 20 and page 21 as we have a limited economic interest in the assets.

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 3/31/2023		As of 12/31/2023		As of 3/31/2024
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$63,965	57.6%	$51,732	58.0%	$50,246	58.5%
NAIC 2 (BBB)	43,464	39.2%	34,472	38.7%	32,866	38.3%
Total investment grade	107,429	96.8%	86,204	96.7%	83,112	96.8%

NAIC 3 (BB)	1,895	1.7%	1,090	1.2%	1,028	1.2%
NAIC 4 (B)	1,591	1.4%	1,760	2.0%	1,667	1.9%
NAIC 5 (CCC and lower)	69	0.1%	86	0.1%	67	0.1%
NAIC 6 (in or near default)	20	0.0%	2	0.0%	3	0.0%
Total below investment grade	3,575	3.2%	2,938	3.3%	2,765	3.2%
Total	$111,004	100.0%	$89,142	100.0%	$85,877	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,148	79.7%	$13,687	80.4%	$13,559	79.1%
CM2 (BBB)	3,283	19.9%	3,248	19.1%	3,538	20.6%
CM3-7 (BB and lower)	73	0.4%	84	0.5%	43	0.3%
Total	$16,504	100.0%	$17,019	100.0%	$17,140	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$77,113	60.3%	$65,419	61.6%	$63,805	61.9%
BBB	46,747	36.7%	37,720	35.5%	36,404	35.3%
BB and lower	3,648	3.0%	3,022	2.9%	2,808	2.8%
Total	$127,508	100.0%	$106,161	100.0%	$103,017	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

GAAP to Non-GAAP Reconciliations

Lincoln
Financial Group

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Net Income
Net income (loss) available to common stockholders – diluted	$(909)	$502	$819	$(1,246)	$1,191	231.0%
Less:
Preferred stock dividends declared	(25)	(11)	(34)	(11)	(34)	-36.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(3)	2	—	—	3	200.0%
Net income (loss)	(881)	511	853	(1,235)	1,222	238.7%
Less:
Net annuity product features, after-tax	(1,018)	822	1,045	(797)	1,141	212.1%
Net life insurance product features, after-tax	(95)	(123)	85	(178)	(103)	-8.4%
Credit loss-related adjustments, after-tax	(18)	(3)	(21)	(21)	(1)	94.4%
Investment gains (losses), after-tax	(45)	(528)	(306)	136	(65)	-44.4%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax (1)	7	(4)	(23)	(613)	153	NM
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax (2)	—	(7)	—	(20)	(8)	NM
Total adjustments	(1,169)	157	780	(1,493)	1,117	195.6%
Adjusted income (loss) from operations	288	354	73	258	105	-63.5%
Add:
Preferred stock dividends declared	(25)	(11)	(34)	(11)	(34)	-36.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(3)	—	—	(1)	—	100.0%
Adjusted income (loss) from operations available to
common stockholders	$260	$343	$39	$246	$71	-72.7%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(2) Includes costs pertaining to the planned sale of our wealth management business and the fourth quarter 2023 reinsurance transaction.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Revenues
Total revenues	$3,814	$2,929	$4,203	$700	$4,116	7.9%
Less:
Revenue adjustments from annuity
and life insurance product features	(773)	(1,123)	(14)	(631)	(580)	25.0%
Credit loss-related adjustments	(22)	(5)	(27)	(27)	(1)	95.5%
Investment gains (losses)	(57)	(668)	(400)	167	(81)	-42.1%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans	9	(5)	(29)	(776)	194	NM
Adjusted operating revenues	$4,657	$4,730	$4,673	$1,967	$4,584	-1.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(5.37)	$2.94	$4.79	$(7.35)	$6.93	229.1%
Less:
Net annuity product features, after-tax	(6.03)	4.84	6.11	(4.71)	6.64	210.1%
Net life insurance product features, after-tax	(0.56)	(0.73)	0.50	(1.06)	(0.60)	-7.1%
Credit loss-related adjustments, after-tax	(0.10)	(0.02)	(0.12)	(0.12)	—	100.0%
Investment gains (losses), after-tax	(0.26)	(3.11)	(1.79)	0.80	(0.38)	-46.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	0.04	(0.02)	(0.14)	(3.61)	0.89	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	—	(0.04)	—	(0.12)	(0.05)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (1)	0.02	—	—	0.02	0.02	NM
Adjusted income (loss) from operations	$1.52	$2.02	$0.23	$1.45	$0.41	-73.0%

(1) In periods where net income (loss) or adjusted income (loss) from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss) per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$6,732	$5,819	$3,199	$6,893	$7,546	12.1%
Less:
Preferred stock	986	986	986	986	986	0.0%
AOCI	(3,754)	(5,104)	(8,480)	(3,476)	(3,951)	-5.2%
Stockholders’ equity, excluding AOCI and preferred
stock	9,500	9,937	10,693	9,383	10,511	10.6%
MRB-related impacts	(1,158)	426	1,545	1,083	2,575	NM
GLB and GDB hedge instruments gains (losses)	(539)	(1,407)	(1,630)	(2,085)	(2,675)	NM
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	NM	NM	(638)	(476)
Adjusted stockholders' equity (1)	$11,197	$10,918	$10,778	$11,023	$11,087	-1.0%

Stockholders’ Equity, Average
Stockholders' equity	$5,917	$6,276	$4,509	$5,046	$7,219	22.0%
Less:
Preferred stock	986	986	986	986	986	0.0%
AOCI	(5,053)	(4,429)	(6,792)	(5,979)	(3,714)	26.5%
Stockholders’ equity, excluding AOCI and preferred
stock	9,984	9,719	10,315	10,038	9,947	-0.4%
MRB-related impacts	(905)	(366)	986	1,314	1,829	NM
GLB and GDB hedge instruments gains (losses)	(269)	(973)	(1,519)	(1,857)	(2,380)	NM
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	NM	NM	(318)	(557)
Adjusted average stockholders' equity (1)	$11,158	$11,058	$10,848	$10,900	$11,055	-0.9%

Book Value Per Common Share
Book value per share	$33.89	$28.49	$13.04	$34.81	$38.46	13.5%
Less:
AOCI	(22.15)	(30.09)	(49.99)	(20.49)	(23.17)	-4.6%
Book value per share, excluding AOCI	56.04	58.58	63.03	55.30	61.63	10.0%
Less:
MRB-related gains (losses)	(6.83)	2.51	9.11	6.38	15.10	NM
GLB and GDB hedge instruments gains (losses)	(3.18)	(8.30)	(9.61)	(12.29)	(15.69)	NM
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	NM	NM	(3.76)	(2.79)
Adjusted book value per share (1)	$66.05	$64.37	$63.53	$64.97	$65.01	-1.6%

(1) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, were not meaningful (“NM”).